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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 March 29, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      1-10218                 13-3489233
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)
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                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)

                                 (248) 824-2500
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modification to Rights of Security Holders

Item 8.01 Other Events

     On March 24, 2006, the United States Bankruptcy Court for the Eastern
District of Michigan (the "Bankruptcy Court") entered an order approving the procedures set forth in the order and in the notice attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively (collectively, the "Procedures"), for the purpose of preserving the net operating losses and certain tax credits of Collins & Aikman Corporation ("C&A Corp.") and its affiliated debtors-in-possession. Any sale or transfer or any declaration of worthlessness of equity securities of C&A Corp. or Collins & Aikman Products Co. ("Products
Co.") in violation of the Procedures shall be null and void ab initio as an act violating the automatic stay of section 362 of the U.S. Bankruptcy Code. As set forth more fully in the Procedures, the Procedures only apply to "Substantial
Shareholders" and "50% Shareholders" (both as defined in the Procedures).

     Pursuant to the order entered by the Bankruptcy Court, the relief granted therein is effective as of March 24, 2006, as to all purchases, sales or other transfers of the common stock of C&A Corp. or the common or preferred stock of Products Co., and is effective as of March 8, 2006, as to any declarations of worthlessness of the common stock of C&A Corp. or the common or preferred stock of Products Co.

Item 9.01 Financial Statement and Exhibits.

     (c) Exhibits

          99.1 Docket No. 2483, Order of the Bankruptcy Court, entered March 24,
          2006.

          99.2 Notice of Order

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 29, 2006

                                        COLLINS & AIKMAN CORPORATION


                                        By: /s/ Stacy Fox
                                            ------------------------------------
                                        Name: Stacy Fox
                                        Title: Executive Vice President
                                               Chief Administrative Officer and
                                               General Counsel

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                                 Exhibit Index

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
No.    Description
----   -----------
99.1   Docket No. 2483, Order of the Bankruptcy Court, entered March 24, 2006.
99.2   Notice of Order
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